Supplement to the
Fidelity® Limited Term Municipal Income Fund
Class A, Class T, Class C and Class I
March 1, 2017
Prospectus

On or about July 13, 2017, Advisor M Class of Fidelity® Government Money Market Fund will replace Daily Money Class shares of Fidelity® funds as an exchange privilege for Class M (formerly Class T) shareholders.

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

ASTM-17-02 1.790659.136	May 5, 2017